UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 24, 2008

Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-8993	94-2708455
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755

(Address of principal executive offices)

(603) 640-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01               Regulation FD.

The financial statements of White Mountains Re Group, Ltd. (“White Mountains Re”), a wholly-owned subsidiary of White Mountains Insurance Group, Ltd., as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, are attached as Exhibit 99.1 hereto and incorporated by reference herein.  White Mountains Re recently provided these financial statements to the holders of its $400 million face value senior unsecured notes issued on March 19, 2007 and its 250,000 non-cumulative perpetual preference shares with liquidation preference of $1,000 per share issued on May 24, 2007.

ITEM 9.01     Financial Statements and Exhibits

(d) Exhibits.  The following exhibit is furnished herewith:

EXHIBIT INDEX

Exhibit number	Name

99.1	The financial statements of White Mountains Re as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.

DATED: July 24, 2008	By:	/s/	J. BRIAN PALMER
J. Brian Palmer
Chief Accounting Officer